UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008

ASIA CORK INC.

(Exact name of registrant specified in charter)

Delaware	000-30115	13-3912047
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

3rd Floor, A Tower of Chuang Xin
Information Building
No. 72 Second Keji Road, Hi Tech Zone, Xi’An, Shaanxi 710075 P.R. CHINA

(Address of principal executive offices) (Zip Code)

(011) 86-13301996766

(Registrant's telephone number, including area code)

HANKERSEN INTERNATIONAL CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Name Change of Hankersen International Corp. to Asia Cork Inc.

On July 11, 2008, the Company’s wholly owned subsidiary, Asia Cork Inc. was merged into its parent. As permitted by Delaware General Corporation Law, the Company assumed the name of their wholly owned subsidiary following the merger and will now operate under the name Asia Cork Inc. Effective July 28, 2008, the Company’s new symbol for the common stock quoted on the Over The Counter Bulletin Board is AKRK.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused his report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASIA CORK INC.

Dated: September 4, 2008	By:	/s/ Pengcheng Chen
Pengcheng Chen, Chief Executive Officer